SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 24, 2004

                        UNIVERSAL HOSPITAL SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     0-20086                   41-0760940
      --------                     -------                   ----------
(State or other                 (Commission               (IRS Employer
 jurisdiction of                 File Number)              Identification No.)
 incorporation or
 organization)

                              1250 Northland Plaza
                          3800 American Boulevard West
                        Bloomington, Minnesota 55431-4442
                        ---------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                  952-893-3200
                                  ------------
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.

(c)      Exhibit.
99.1 Press release issued by Universal Hospital Services, Inc. on February 24, 2004.

Item 12. Results of Operation and Financial Condition.

On February 24, 2004, Universal Hospital Services, Inc. issued a press release announcing its financial results for the three months and year ended December 31, 2003. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 24, 2004                   UNIVERSAL HOSPITAL SERVICES, INC.

                                           By: /s/ John A. Gappa
                                           John A. Gappa
                                           Senior Vice President and
                                           Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
99.1               Press Release issued by Universal Hospital Services, Inc. on
                   February 24, 2004.






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